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
                  SUN LIFE ASSURANCE COMPANY OF CANADA
                  (U.S.)
                  Please make checks payable to Sun Life
                  Assurance Company of Canada (U.S.).
                  Send the application and check to Sun
                  Life of Canada (U.S.)
                  Annuity Service Center, P.O. Box 1024,              [PRODUCT NAME]
                  Boston, MA 02103                           GROUP/OWNER APPLICATION
      FOR COMBINATION FIXED/VARIABLE GROUP ANNUITY CONTRACT ("CONTRACT APPLICATION")
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 1. GROUP/OWNER                 Name
                                ----------------------------------------------------------------------------------------------------
                                           First                                Middle                                Last
                                Address
                                ----------------------------------------------------------------------------------------------------
                                City ----------------------------------------------------------------------------------- State
                                --------- Zip -------
                                Tax Identification Number ---------- / ---------- / ----------
 2. TRUSTEES                    ----------------------------------------------------------------------------------------------------
   (if applicable)              Ownership: Trustee(s) specified in question 2 will be the owner(s) of the contract.
 3. MAILING                     Unless the following box is checked, confirmation statements for the plan will be mailed to the
  INSTRUCTIONS                  address above.
                                / /  Mail statements directly to the Participant.
 4. PLAN SELECTION -
  IRS TAX-QUALIFIED             / / 401(k)*      / / 403(b)*      / / Self-employed*      / / SEP/IRA
  ONLY                          / / Other
                                ----------------------------------------------------------------------------------------------------
 5. INVESTMENT                  Please note: Participants will be limited to those options which the Group/Owner selects below.
  OPTIONS                       Please check.
                                SUB-ACCOUNTS INVESTED IN FUNDS
                                FIXED ACCOUNT GUARANTEE PERIODS:

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
 6. SPECIAL
  INSTRUCTIONS &
  TRANSFER OF ASSETS
  INFORMATION
   (if applicable)
                       ------------------------------------------------------------------------------------------
                       ------------------------------------------------------------------------------------------
                       ------------------------------------------------------------------------------------------
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 7. ACCEPTANCE         I hereby represent the answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any Contract issued by the Company. ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT WHEN BASED ON THE
                       INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR
                       AMOUNT. ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE
                       ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS
                       IN AMOUNTS PAYABLE. I acknowledge receipt of a current prospectus and [underlying fund]
                       prospectuses.
 Date                                    Signed at
                                                          City                    State

 Authorized Signature
 for Group/Owner                         Agent
                                          Print Agent Name and Telephone Number
 Trustee(s)                              Agent
                  Signature(s)                     Signature of Agent
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

 8. AGENT                   Will this Contract replace or change any existing life insurance or annuity in this or any other company?
                            / / Yes  / / No   If yes, please explain under SPECIAL INSTRUCTIONS.
                            General Agent
                            --------------------------------------------------------------------------------------------------
                            Branch Office Address
                            ------------------------------------------------------------------------------------------
                            Street                          City                        State        Zip
                            Branch Office Telephone Number ( ----) ----------------------
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APP-FP-CONT                                                               R 5/97